SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 13, 1999


                         priceline.com Incorporated
           (Exact name of registrant as specified in its charter)


    Delaware                       0-25581                   06-1528493
(State or other Jurisdiction   (Commission File Number)    (IRS Employer
    of Incorporation)                                      Identification No.)


             Five High Ridge Park, Stamford, Connecticut     06905
                  (Address of principal office)            (zip code)


                               (203) 705-3000
             Registrant's telephone number, including area code


                                    N/A
    (Former name or former address, if changed since last report)






ITEM 5.    OTHER EVENTS.


      On October 13, 1999, priceline.com Incorporated, a Delaware corporation ("priceline.com"), announced that it had filed suit in U.S. District Court against Microsoft Corporation and its Expedia Inc. subsidiary, claiming that Expedia.com's recently introduced hotel service infringes on priceline.com's U.S. Patent #5,794,207. The suit also charges that Microsoft's conduct is in violation of the Connecticut Unfair Trade Practices Act. The priceline.com suit is seeking declaratory relief, permanent injunctive relief and actual and punitive damages. The information set forth in this paragraph is qualified in its entirety by reference to a press release issued by priceline.com on October 13, 1999, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)   Exhibits.


           99.1     Press Release issued by priceline.com on October 13, 1999.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRICELINE.COM INCORPORATED


                              By:  /s/ Paul E. Francis
                                  ------------------------
                                  Name:  Paul E. Francis
                                  Title: Chief Financial Officer


Date:  October 14, 1999



                               EXHIBIT INDEX


 Exhibit No.   Description
 -----------   -----------

  99.1         Press Release issued by priceline.com on October
               13, 1999.